                    As filed with the Securities and Exchange
                     Commission on February 4, 1998 amending
                       report filed on December 10, 1997.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-KA
                                      No. 1

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: November 25, 1997
                        (Date of earliest event reported)



                     SECURITY ASSOCIATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)


          Delaware                     000-20870                  87-0467198
(State or other Jurisdiction     (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)



                  2101 South Arlington Heights Road, Suite 100
                     Arlington Heights, Illinois 60005-4142
                    (Address of Principal Executive Offices)

                                 (847) 956-8650
               (Registrant's telephone number including area code)

                                       n/a

          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Telecommunications Associates Group, Inc.*                             Page
                                                                       ----

         Report of Independent Public Accountants                      F-1
         Balance Sheet as of November 24, 1997                         F-2
         Statement of Operations for the period January 1 to
           November 24, 1997                                           F-3
         Statements of Cash Flow for the Period January 1 to
           November 24, 1997                                           F-4
         Notes to Financial Statements                                 F-5

(b) Pro forma financial information of the Company.

         Pro forma combined Balance Sheet as of September 30, 1997 F-8 Pro forma combined Statement of Income for the nine
           month period ended September 30, 1997                       F-9
         Pro forma combined Statement of Income for the year ended
           December 31, 1996                                          F-10


* Information required to be included under Item 2 with respect to Telecommunications Associates Group, Inc. was previously filed on an initial report on Form 8-K made on December 10, 1997 and dated November 25, 1997.

(c) Consent of Arthur Andersen LLP

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Board of Directors of
Telecommunications Associates Group, Inc.:



We have audited the accompanying balance sheet of TELECOMMUNICATIONS ASSOCIATES GROUP, INC. (an Ohio corporation doing business as Emergency Response Center) as of November 24, 1997, and the related statements of operations and cash flows for the period from January 1, 1997, to November 24, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Telecommunications Associates Group, Inc. as of November 24, 1997, and the results of its operations and its cash flows for the period from January 1, 1997, to November 24, 1997, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Chicago, Illinois
January 13, 1998

                    TELECOMMUNICATIONS ASSOCIATES GROUP, INC.


                                  BALANCE SHEET

                             AS OF NOVEMBER 24, 1997

                                     ASSETS
--------------------------------------------------------------------------------------
CURRENT ASSETS:
    Cash                                                                   $    81,106
    Accounts receivable, net                                                   246,036
    Prepaid expenses                                                             8,054
                                                                           -----------
                     Total current assets                                      335,196
OTHER ASSETS:
    Contract rights to monitor security systems, net                           689,665
    Other assets                                                                 3,900
                                                                           -----------
                     Total other assets                                        693,565
                                                                           -----------

FURNITURE AND EQUIPMENT, net                                                   124,860
                                                                           -----------
                     Total assets                                          $ 1,153,621
                                                                           ===========



                             LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------
CURRENT LIABILITIES:
    Current maturities of notes payable                                    $   178,461
    Accounts payable                                                            96,890
    Accrued expenses                                                           205,590
    Unearned revenue                                                           776,577
                                                                           -----------
                     Total current liabilities                               1,257,518

NOTES PAYABLE, net of current portion                                          244,594
                                                                           -----------
                     Total liabilities                                       1,502,112
                                                                           -----------
STOCKHOLDERS' EQUITY:
    Common stock, no par value, 750 shares authorized, 491 shares issued
       and outstanding                                                          71,000
    Retained earnings, beginning of year                                      (276,580)
    Shareholder distributions                                                 (210,155)
    Net income                                                                  67,244
                                                                           -----------
    Retained earnings, end of year                                            (419,491)
                                                                           -----------
                     Total stockholders' equity                               (348,491)
                                                                           -----------
                     Total liabilities and stockholders' equity            $ 1,153,621
                                                                           ===========


                      The notes to financial statements are
                     an integral part of this balance sheet.

                    TELECOMMUNICATIONS ASSOCIATES GROUP, INC.


                             STATEMENT OF OPERATIONS

                  FOR THE PERIOD JANUARY 1 TO NOVEMBER 24, 1997



REVENUES FROM MONITORING FEES                        $3,431,078
                                                     ----------

OPERATING EXPENSES:
    General, selling and administrative               3,086,124
    Contract rights written off                          98,216
    Amortization and depreciation                       130,729
                                                     ----------
                     Total operating expenses         3,315,069
                                                     ----------
                     Income (loss) from operations      116,009

INTEREST EXPENSE                                         48,765
                                                     ----------
                     Net income                      $   67,244
                                                     ==========


                      The notes to financial statements are
                       an integral part of this statement.

                    TELECOMMUNICATIONS ASSOCIATES GROUP, INC.


                            STATEMENTS OF CASH FLOWS

                  FOR THE PERIOD JANUARY 1 TO NOVEMBER 24, 1997


CASH PROVIDED FROM OPERATING ACTIVITIES:
    Net income (loss)                                                          $  67,244
    Adjustments to reconcile net income (loss) to cash provided by operating activities-
           Depreciation and amortization                                         130,729
           Contract rights written off                                            98,216
           Changes in current assets and liabilities-
              Accounts receivable                                                (16,737)
              Prepaid expenses                                                    27,620
              Other Assets                                                           600
              Accounts payable                                                   (11,701)
              Accrued expenses                                                   (47,665)
              Unearned revenue                                                    68,308
                                                                               ---------
                           Net cash provided by operating activities             316,614
                                                                               ---------

CASH USED FOR INVESTING ACTIVITIES:
    Purchase of fixed assets                                                     (32,249)
    Purchases of contract rights to monitor security systems                     (45,808)
                                                                               ---------
                           Net cash used for investing activities                (78,057)
                                                                               ---------

CASH USED FOR FINANCING ACTIVITIES:
    Repayments of debt                                                           (55,058)
    Distributions to shareholders                                               (210,155)
                                                                               ---------
                           Cash used for investing activities                   (265,213)
                                                                               ---------
                           Total decrease in cash                                (26,656)

CASH, beginning of period                                                        107,762
                                                                               ---------
CASH, end of period                                                            $  81,106
                                                                               =========

CASH PAID FOR INTEREST                                                         $  48,765
                                                                               =========



                      The notes to financial statements are
                       an integral part of this statement.

                    TELECOMMUNICATIONS ASSOCIATES GROUP, INC.


                          NOTES TO FINANCIAL STATEMENTS

                             AS OF NOVEMBER 24, 1997



1.    DESCRIPTION OF THE BUSINESS

      COMPANY BACKGROUND

      Telecommunications Associates Group, Inc. (the "Company") (an Ohio Company doing business as Emergency Response Center) owns and operates central monitoring stations in Cleveland, Ohio and Austin, Texas to provide security monitoring for security dealers throughout the continental United States.


2.    SUMMARY OF MAJOR ACCOUNTING POLICIES

      USE OF ESTIMATES

      The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

      REVENUES

      Monitoring fee revenue is recognized as earned over the related contract period. Services may be billed in advance on a monthly, quarterly, or annual basis and any amounts not earned are included as unearned revenue.

      CASH

      For purposes of the statement of cash flows, cash includes bank deposits and petty cash funds of the Company.

      ACCOUNTS RECEIVABLE

      The Company grants unsecured trade credit to its customers in the normal course of business. Receivables in the accompanying balance sheet are net of reserves of $100,000.

      CONTRACT RIGHTS TO MONITOR SECURITY SYSTEMS

      The Company acquires contract rights to monitor security systems from its customers. These contract rights are recorded at the Company's purchase price. The Company generally receives a guarantee from the seller to replace any contracts which cancel monitoring service for a period of one year. Accounts which are replaced are carried at the book value of the replaced account. The net annual attrition rate of these accounts is approximately 10%. The contract rights are amortized on a straight-line basis over a ten year period. Contract rights to monitor security systems in the accompanying balance sheet are net of accumulated amortization of approximately $185,000 as of November 24, 1997.

      FURNITURE, EQUIPMENT AND DEPRECIATION

      Property and equipment are recorded at cost. Maintenance and repairs are charged to operations as incurred. When property, equipment and improvements are disposed of, the costs and accumulated depreciation or amortization are removed from the accounts and any resulting gains or losses are reflected in income. Depreciation and amortization is provided for financial reporting purposes using accelerated methods over five to seven years.

      Furniture and equipment at November 24, 1997, consists of the following:

                  Equipment                           $624,500
                  Furniture and fixtures                69,602
                                                      --------
                                                       694,102

                  Accumulated depreciation             569,242
                                                      --------
                                                      $124,860
                                                      ========


      LEASES

      The Company operates exclusively in leased facilities. Total rent expense related to these facilities for the period ended November 24, 1997, was approximately $104,300.

      Additionally, the Company leases certain equipment used in its operations. Total lease expense under these leases was approximately $47,800 for the period ended November 24, 1997.

      Future minimum lease payments at November 24, 1997 is as follows:


                   1998                    $156,100
                   1999                     114,700
                   2000                      82,500
                   2001                      82,500
                   2002                      81,100
                   Thereafter               159,600
                                           ========


      ACCRUED EXPENSES

      Accrued expenses are comprised of the following:


                   Accrued Payroll         $ 101,271
                   Accrued Vacation           50,000
                   Other                      54,319
                                           ---------
                                           $ 205,590
                                           =========

      UNEARNED REVENUE

      Unearned revenue consists primarily of prebilled monitoring fees to customers. Monitoring services are billed on a monthly, quarterly, semi-annual and annual basis.

      INCOME TAXES

      The Company elected to have its income taxed with that of its shareholders for federal income tax purposes (an S Corporation election). Consequently, there are no federal income taxes payable by the Company.

      FAIR VALUE OF FINANCIAL INSTRUMENTS

      The fair value of the Company's long-term debt, which approximates the carrying value, is estimated based on the current rates offered to the Company for debt of the same remaining maturities.


3.    NOTES PAYABLE

      Debt at November 24, 1997, consists of the following:



          Line of credit, interest at 9.5%, due May, 1998                             $ 65,250
          Notes payable to bank, interest at 10% payable in monthly installments of
              $9,869, maturing in August, 1999                                         210,917
          Notes payable to bank, interest at 10% payable in monthly installments of
              $2,604, maturing in April, 2001                                          102,603
          Notes payable to financial institution, interest at 10%, payable in
              monthly installments of $ 2,659, maturing in May, 1999                    44,285
                                                                                      --------
                                                                                       423,055

          Current maturities                                                           178,461
                                                                                      --------
                               Total long-term debt                                   $244,594
                                                                                      ========



          Debt matures as follows:

                                          1998             $246,834
                                          1999              136,114
                                          2000               31,248
                                          2001                8,859
                                                           --------
                                                           $423,055
                                                           ========

          PRO FORMA COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 1997
                    (in thousands, except per share data)

         The following unaudited Pro Forma Combined Balance Sheet as of September 30, 1997 was prepared to illustrate the estimated effects of the acquisition of Telecommunications Associates Group, Inc. (TAG) as if it had occurred on September 30, 1997. The Pro Forma Balance Sheet does not purport to represent what Security Associates International, Inc.'s (the "Company") financial position would actually have been if the acquisition had occurred on the dates indicated or to predict the Company's financial position for any future period. The following financial information should be read in conjunction with the audited Financial Statements of Telecommunications Associates Group, Inc. and the related Notes thereto included elsewhere in this filing.


                                                                           PRO FORMA             PRO FORMA
                                                 THE COMPANY(1)  TAG(2)    ADJUSTMENT             COMBINED
                                                 -------------   ------    ----------             --------
         Assets
Cash                                              $    527    $     30                             $   557
Accounts Receivable, net                             1,992         242                               2,234
Other                                                  217           7                                 224
                                                  -----------------------------------------       --------
     Total current assets                            2,736         279                               3,015
                                                  -----------------------------------------       --------
Contract Rights to monitor security
  systems, net                                      11,814         699      $    103        (3)     12,616
Goodwill and other intangible assets, net            7,660           7         5,088        (3)     12,755
Fixed assets, net                                      609         144           157        (3)        910
                                                  -----------------------------------------       --------
     Total assets                                 $ 22,819    $  1,129      $  5,348              $ 29,296
                                                  -----------------------------------------       --------

         Liabilities and Equity
Accounts Payable                                  $    436    $    104                            $    540
Current Maturities of long term debt                   787         216      $   (150)       (4)        853
Accrued Expenses                                     1,477         129                               1,606
Unearned Revenue                                     2,087         758                               2,845
                                                  -----------------------------------------       --------
     Total current liabilities                       4,787       1,207          (150)                5,844
                                                  -----------------------------------------       --------
Notes Payable, net of current maturities            19,017         270           567        (4)     19,854
                                                  -----------------------------------------       --------
     Total liabilities                              23,804       1,477           417                25,698
                                                  -----------------------------------------       --------
Common Stock                                             4          71           (70)       (5)          5
Preferred Stock                                      3,847          --           237        (5)      4,084
Additional Paid in Capital                           4,349          --         4,345        (5)      8,694
Retained Earnings                                   (9,185)       (419)          419        (5)     (9,185)
                                                  -----------------------------------------       --------
     Total liabilities and stockholders' equity   $ 22,819    $  1,129      $  5,348              $ 29,296
                                                  -----------------------------------------       --------

(1)      Data for the Company is as of September 30, 1997.
(2)      Data for TAG is as of September 30, 1997.
(3) Provides for the pro forma step up of contract rights and fixed assets to fair market value and pro forma goodwill generated from the acquisition of TAG.
(4) Provides for the pro forma increase in debt of $417. Total new debt of $800 was used by the Company to acquire TAG, of which $383 was used to retire TAG debt.
(5) Provides for the pro forma equity which was raised by the Company in October and November, 1997 through the exercise of options and warrants and eliminates TAG equity.

                   PRO FORMA COMBINED STATEMENT OF INCOME FOR
                 THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997
                      (in thousands, except per share data)

         The following unaudited Pro Forma Combined Statement of Income for the nine month period ended September 30, 1997 was prepared to illustrate the estimated effects of the acquisition of Telecommunications Associates Group, Inc. (TAG) as if it had occurred on January 1, 1997. The Pro Forma Statement of Income does not purport to represent what Security Associates International, Inc.'s (the "Company") results of operations would actually have been if the acquisition had occurred on the dates indicated or to predict the Company's results of operations for any future period. The following financial information should be read in conjunction with the audited Financial Statements of Telecommunications Associates Group, Inc. and the related Notes thereto included elsewhere in this filing.

                                                                                PRO FORMA                PRO FORMA
                                             THE COMPANY(1)     TAG(2)          ADJUSTMENT               COMBINED
                                             --------------     ------          ----------               ---------
Monitoring fees and other revenues            $     7,417    $     2,772                                  $ 10,189
General, selling and administrative
  expenses                                          5,701          2,498                                     8,199
Loss from disposition of contract rights            1,079             97                                     1,176
Amortization and depreciation                       1,708             98         $   333             (3)     2,139
                                              -----------------------------------------------------      ---------
Income (loss) from operations                      (1,071)            79            (333)                   (1,325)
Interest expense                                    1,314             37              39             (4)     1,390
                                              -----------------------------------------------------      ---------
Income (loss) before income taxes                  (2,385)            42            (372)                   (2,715)
Income tax expense                                     --             --              --             (5)        --
                                              -----------------------------------------------------      ---------
Net income (loss)                                  (2,385)            42            (372)                   (2,715)
Dividends accrued on preferred stock                  310             --              --                       310
                                              -----------------------------------------------------      ---------
Net income (loss) available to common
  Stockholders                                $    (2,695)   $        42         $  (372)                  $(3,025)
                                              -----------------------------------------------------      ---------
Net loss per share                                                                                           $(.77)
Weighted average shares outstanding                                                                      4,034,292

(1) Data for the Company is for the nine month period ended September 30, 1997.
(2)      Data for TAG is for the period January 1, 1997 to September 30, 1997.
(3) Provides for the pro forma increase in amortization expense related to contract rights and goodwill amortization for the period January 1, 1997 to September 30, 1997.
(4) Provides for the pro forma increase in interest expense for the nine month period ended September 30, 1997 related to the Company's increase in debt of $800 less $383 used to retire TAG debt at 12.5%.
(5) The pro forma adjustment for income tax expense of TAG as if it were treated on a separate return basis would be approximately $17 using an effective tax rate of approximately 40%. However, no pro forma income tax expense adjustment is presented due to the cumulative net operating losses of the Company.

                   PRO FORMA COMBINED STATEMENT OF INCOME FOR
                        THE YEAR ENDED DECEMBER 31, 1996
                      (in thousands, except per share data)

         The following unaudited Pro Forma Combined Statement of Income for the year ended December 31, 1996 was prepared to illustrate the estimated effects of Security Associates International, Inc.'s (the "Company") acquisition of the non-Company interests in SACC and of AMJ and Telecommunications Associates Group, Inc. ("TAG") (all central monitoring stations) as if each had occurred on January 1, 1996. The Pro Forma Statement of Income does not purport to represent what the Company's results of operations would actually have been if the acquisition had occurred on the dates indicated or to predict the Company's results of operations for any future period. The following financial information should be read in conjunction with the audited Financial Statements and related Notes thereto of TAG included elsewhere in this filing.



                                                    THE                                            PRO FORMA             PRO FORMA
                                                 COMPANY(1)    SACC(2)      AMJ(3)      TAG(4)    ADJUSTMENT              COMBINED
                                                 ----------    -------      ------      ------    ----------              --------
Monitoring fees and other revenues                $ 3,782       $2,346      $2,104      $3,346    $  (622)    (5)          $10,956
General, selling and administrative
  expenses                                          3,105        1,669       1,935       3,067       (622)    (5)            9,154
Loss from disposition of contract rights              248           --          --          39         --                      287
Amortization and depreciation                       1,020          101          23         129        739     (6)            2,012
                                                 ------------------------------------------------------------          -----------
Income (loss) from operations                        (591)         576         146         111       (739)                    (497)

Interest expense                                    1,384          105          19          37        (17)    (7)            1,528
Interest income                                        --          (43)         --          --         --                      (43)
                                                 ------------------------------------------------------------          -----------
Income  (loss) before income in equity of
  joint venture                                    (1,975)         514         127          74       (722)                  (1,982)

Income in equity of joint venture                    (257)          --          --          --       (257)    (8)               --
                                                 ------------------------------------------------------------          -----------
Income (loss) before minority interest             (1,718)         514         127          74       (979)                  (1,982)
Minority interest                                      --            2          --          --         (2)    (9)               --
                                                 ------------------------------------------------------------          -----------
Net income (loss) before income taxes              (1,718)         512         127          74       (977)                  (1,982)
Income tax expense                                     --           --         --           --         --     (10)              --
                                                 ------------------------------------------------------------          -----------
Net income (loss)                                  (1,718)         512         127          74       (977)                  (1,982)
Dividends accrued on preferred stock                   --           --          --          --        413     (11)             413
                                                 ------------------------------------------------------------          -----------
Net income (loss) available to common
  Stockholders                                    $(1,718)      $  512      $  127      $   74    $(1,390)                 $(2,395)
                                                 ------------------------------------------------------------          -----------
Net loss per share                                                                                                         $  (.65)
Weighted average shares outstanding                                                                                      3,669,343











(1)      Data for the Company is for the year ended December 31, 1996.
(2)      Data for SACC is for the period January 1, 1996 to September 5, 1996.
(3)      Data for AMJ is for the period January 1, 1996 to December 19, 1996.
(4)      Data for TAG is for the year ended December 31, 1996.
(5) Represents the elimination of intercompany billings of $622 related to monitoring services provided by SACC to Accounts owned by the Company for the period January 1, 1996 to September 5, 1996.
(6) Provides for the pro forma increase in depreciation expense and goodwill amortization expense for the period January 1, 1996 to September 5, 1996 related to the acquisition of SACC, for the period January 1, 1996 to December 15, 1996 related to the acquisition of AMJ and for the year ended December 31, 1996 related to the acquisition of TAG.
(7) Eliminates the interest expense for the subordinated debt of $69 for the period of September 5 to December 31, 1996, which was converted to preferred stock on December 31, 1996 and adds interest expense of $52 related to the additional debt incurred for the TAG acquisition.
(8) Eliminates the income in equity of joint venture (SACC) for the period January 1 to September 5, 1996 as a result of the acquisition of the controlling interest in SACC and pro forma inclusion of SACC's financial statements for such period.
(9) Eliminates the minority interest (2% of All-Security Monitoring Services, L.L.C.) as a result of certain insignificant acquisitions made by the Company.
(10) The pro forma adjustment for income tax expense of SACC, AMJ and TAG as if they were treated on a separate return basis would be approximately $205, $51 and $30, respectively, using an effective tax rate of approximately 40%. However, no pro forma income tax expense adjustment is presented due to the cumulative net operating losses of the Company and the acquired subsidiaries.
(11) Represents the accrued dividends on the preferred stock for the period January 1, 1996 to December 31, 1996.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Security Associates International, Inc.
                                                 (Registrant)


                                   By:  /s/      Daniel S. Zittnan
                                        --------------------------
                                        Daniel S. Zittnan
                                        Vice President, Chief Financial Officer

Date: February 4, 1998




                                      3